Construction contract expenses	12 Months Ended
Dec. 31, 2017
Construction Contract Expenses [Abstract]
Construction Contract Expenses [Text Block]
7. Construction contract expenses

	Year ended
	December 31,
(in thousands of U.S. dollars)	2017	2016	2015
Construction contract expenses	$(151)	(315)	$—

The Mooring is an offshore installation that is used to moor the PGN FSRU Lampung to offload natural gas into an offshore pipe that transports the gas to a land terminal for the charterer, PGN LNG. The Mooring was constructed on behalf of, and was sold to, PGN LNG with final acceptance in 2014. As of December 31, 2014, the Partnership recorded a warranty allowance of $2.0 million to construction contract expenses for technical issues that required the replacement of equipment parts for the Mooring. During 2016, the estimated warranty cost was updated and an additional warranty provision of $0.3 million was recorded. The warranty work, including the installation of the replacement parts, was completed in 2017. The actual cost exceeded the remaining warranty allowance resulting in additional expense of $0.2 million for the year ended December 31, 2017. The Partnership anticipates that part of the costs incurred for the remaining warranty replacements, net of deductible amounts, will be recoverable under the Partnership’s insurance coverage. An insurance claim was filed with the insurance carrier, however, the amount that is probable of recovery is not yet known. The Partnership was indemnified by Höegh LNG for all warranty provisions at the time the costs were incurred, subject to repayment to the extent recovered by insurance. Refer to notes 17 and 20.